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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-9091

Strong Life Stage Series, Inc., on behalf of Strong Aggressive Portfolio, Strong Conservative Portfolio and Strong Moderate Portfolio

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

Semiannual Report    |    June 30, 2004

Strong

Life Stage Series

Strong Conservative Portfolio

Strong Moderate Portfolio

Strong Aggressive Portfolio

Semiannual Report    |    June 30, 2004

Strong

Life Stage

Series

Market Update From Dick Weiss

January 1, 2004, to June 30, 2004

Uncertainty is the Enemy

In our last report back in January, the overall U.S. economy displayed definite signs of strengthening — job growth was gaining momentum, and consumer confidence was on the rise. There was some muffled muttering about deflation, but it lacked enough conviction to cause alarm. All in all, it looked like a relatively promising picture.

Six months out, things seem not quite so sanguine. Fears of inflation have replaced the whispers of deflation, and the Federal Reserve has begun what doubtless will be a series of rate hikes well into 2005. While the overall economy has exceeded expectations, the good news on that front has not been sufficient to overshadow a host of uncertainties in the military and political worlds.

Before we address those uncertainties, let’s devote a moment to the topic of inflation. In the history of markets, there seems to be a point at which a rising rate of inflation causes the market’s price-to-earnings ratios to contract. Historically, that point would be around seven percent. While it seems highly unlikely that the inflation rate is going to get anywhere near that mark in the foreseeable future, there is some suggestion that nowadays, because of the way the Consumer Price Index is calculated, that number could be closer to five percent. If that is indeed a more realistic calculation, it’s possible that we could hit five percent inflation and a negative impact on stock valuations.

In my estimation though, the prospect for serious inflation pales in comparison to other uncertainties currently plaguing the market (e.g., the outcome of the U.S. presidential race this fall and the continuing political fallout surrounding Iraq).

With regard to the War on Terrorism and the issue of Iraq, investors are faced every day with news that can give them pause. While the war seems to be on track, the outcome in Iraq is dependent on how rapidly that nation can defeat the insurgents and restore the rule of law now that the Iraqis themselves have taken charge. We believe that expectations may be too low in that regard.

On the political front, the market seemed to peak around the moment when Democratic candidate Senator John Kerry pulled even with President George W. Bush in the polls. Nothing makes the prospects for economic prosperity harder to decipher than a presidential race featuring two candidates with widely differing views on virtually every issue domestically and internationally. For the stock market, that spells uncertainty with a capital U.

We believe stock valuations today are neither cheap, nor particularly overvalued based upon earnings projections for 2005. They are, rather, sort of stuck somewhere in the middle. In order for stocks to start moving in a positive direction, the market needs an injection of confidence. So the relevant question becomes, in short: What needs to happen in order to inspire that sense of confidence?

The answer? In a word — clarity.

On the inflation front, we anticipate clarity will not come for some time. We expect the Federal Reserve will continue to raise rates until it gets ahead of the inflation curve. It’s unclear just how many hikes and of what magnitude will accomplish that. Nonetheless, if inflationary fears were the single biggest element of uncertainty out there today, we would feel confident that the problem could be contained.

The fate of Iraq and the outcome of the presidential election loom larger and seem far more complicated. If the public perceives that progress is being made in Iraq and democracy will indeed triumph, the market will likely anticipate the reelection of President Bush. If the daily diagnosis on Iraq is less favorable, the political uncertainty weighing on the market will continue for the next several months.

Notwithstanding all the ambiguity, we are beginning to see corners of the market where good values are emerging. Energy has been one of the more promising areas and should continue to benefit from strong fundamentals. Even in the areas of the technology sector, where we believe stocks have been chronically overvalued, values have begun to return to earth. There are even some computer software companies that look attractive to us.

In order for stocks to start moving in a positive direction, the market needs an injection of confidence.

In stock-picker parlance, what we have today is a market of individual stocks rather than — as we saw in 2003 — a rising stock market. In the former, money is a lot harder to make; in the latter, the rising tide seems to lift all issues almost indiscriminately.

We believe the market should continue this year’s trend, which is a much more value- and fundamentals-oriented market. Make no mistake: this is not a “story” market where people dream about distant possibilities and, on the strength of those illusions, stocks soar to 100 times earnings. This is a market where, if you do your homework and stick to what is real rather than imagined, we think you can discover common stocks worth owning.

Given all the uncertainty that exists in the world, there are practical limits to just how high the market can go. But with an economy that continues to show strength and interest rates still on the low side, there are also practical limits to how low the market can go. That environment should favor professional investors who exhibit good discipline in both their buy and sell decisions.

One final piece of practical advice: when uncertainty is the order of the day, resist doing anything dramatic with your money. Sometimes the “muddle-through” approach proves best.

...if you do your homework and stick to what is real rather than imagined, we think you can uncover common stocks worth owning.

Richard T. Weiss

Vice Chairman

Strong Financial Corporation

Strong Life Stage Portfolios

The three Life Stage Portfolios all generated positive returns for the six months ended June 30, 2004, though they trailed the broad-based S&P 500 Index. The Conservative Portfolio returned 1.40%, the Moderate Portfolio returned 1.79%, and the Aggressive Portfolio returned 2.18%. For the same period, the S&P 500 Index returned 3.44%.

A period of mixed sentiment

The U.S. equity market produced mixed returns during the first half of the year, with most U.S. equity indices generating modestly positive returns. One positive catalyst for the equity markets so far in 2004 has been an improving economy. Job growth, improving consumer confidence, and increased activity in the manufacturing and service sectors all pointed to a rebounding economy. This trend was also evidenced by impressive gains in corporate earnings, with many companies reporting earnings growth of more than 20% over the previous year.

The downside of the improving economic news was that it renewed fears of inflation and rising interest rates. These concerns, along with continued areas of instability on the international front, exerted downward pressure on stock prices and served to offset much of the positive economic and earnings data.

The U.S. fixed-income markets enjoyed a positive first quarter, but then moved into a brutal second quarter that erased most of their gains earlier in the year. Apprehension about rising interest rates and higher rates of inflation were primarily responsible for this sharp reversal.

International markets experienced mixed returns, with developed markets, particularly in Europe and Japan, producing modestly positive rates of return. The second quarter was quite weak for Japan and other Asian markets after a strong first quarter.

Equities drove performance

The equity funds that are incorporated in the Life Stage Portfolios followed the market trend by outperforming their fixed-income counterparts in the Portfolios. Thus, the performance of each of the three Life Stage Portfolios was largely dependent on their weighting in equity funds.

The Aggressive Portfolio, which invests 80% of its assets in equity funds, experienced the strongest gain of the three. The Moderate Portfolio, with about 60% of assets in equity funds, posted a smaller gain, while the Conservative Portfolio with its 40% equity weighting posted the smallest return of the three.

The equity funds in the Life Stage Portfolios all produced modest, positive returns. The Strong Endeavor Fund generated one of the highest returns, as its mid- and large-cap growth stocks performed well during the period. The Strong Overseas Fund also contributed positively to the Portfolios’ performance, thanks to a modest rally in many foreign markets.

Two of the fixed-income funds used in the Life Stage Portfolios produced positive returns, while the third generated a small loss. The Strong Short-Term Bond Fund, which had close to half its assets invested in corporate bonds, was able to fend off some of the pressure from rising interest rates and produce positive results. The Strong Government Securities Fund, however, was more vulnerable to those rising rates because of its focus on government bonds; this was largely responsible for its small negative report.

Pluses and minuses on the road ahead

The current investing environment involves a mix of positive and negative factors. On the positive side, there are modest economic improvement and strong corporate earnings growth. Negatives to consider include rising interest rates and continuing areas of international instability.

This dichotomy makes forecasting short-term movements in the financial markets difficult, and some degree of volatility may be ahead. It is during such unpredictable times that the Life Stage Portfolios — with their combination of periodic rebalancing and exposure to a variety of equity and fixed-income investment styles — can be particularly useful.

We thank you for your investment and for the confidence you have placed in us.

Fund Highlights

Your Fund’s Approach

The Strong Conservative Portfolio seeks total return by investing primarily for income and secondarily for capital growth. The Strong Moderate Portfolio seeks total return by investing primarily for capital growth and secondarily for income. The Strong Aggressive Portfolio seeks capital growth. In order to achieve their investment objectives, the Portfolios invest substantially all of their assets in a group of the Strong Family of Funds (Underlying Funds). The Portfolios have different allocations of stocks, bonds, and cash, reflecting varying degrees of potential investment risk and reward. These asset allocations provide you with three diversified, distinct options that can meet a wide variety of investment needs.

Average Annual Total Returns1

As of 6-30-04

Conservative Portfolio
1-year	8.42%
5-year	2.42%
Since Fund Inception (12-31-98)	3.60%

Moderate Portfolio
1-year	12.31%
5-year	1.71%
Since Fund Inception (12-31-98)	3.14%

Aggressive Portfolio
1-year	16.58%
5-year	0.44%
Since Fund Inception (12-31-98)	2.73%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 12-31-98 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in each Portfolio, made at its inception, with the performance of the S&P 500 Index (“S&P 500”). Results include the reinvestment of all dividends and capital gains distributions.

Performance Information: 1The Funds’ performance prior to 7-15-02 is based on the previous underlying fund allocation.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General: The expenses associated with investing in a “fund of funds,” such as the Portfolios, are generally higher than those of mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying funds level.

Definitions: *The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. Source of the S&P Index is Standard & Poor’s Micropal. It is not possible to invest directly in an index.

SCHEDULES OF INVESTMENTS	June 30, 2004 (Unaudited)

STRONG CONSERVATIVE PORTFOLIO
	Shares or Principal Amount	Value (Note 2)
Investment Company Securities 99.2%
Strong Advisor Common Stock Fund Class Z (b)	147,997	$3,352,121
Strong Advisor U.S. Value Fund Class K	90,300	1,647,066
Strong Endeavor Fund Investor Class (b)	343,113	3,348,782
Strong Government Securities Fund Investor Class	460,733	4,925,231
Strong Growth and Income Fund Class K	164,489	3,288,142
Strong Overseas Fund Investor Class	140,229	1,670,122
Strong Short-Term Bond Fund Investor Class	558,891	4,884,706
Strong Ultra Short-Term Income Fund Investor Class	1,052,494	9,725,040

Total Investment Company Securities (Cost $30,626,440)		32,841,210

Short-Term Investments (a) 0.6%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $225,705); Collateralized by: United States Government & Agency Issues	$225,700	225,700

Total Short-Term Investments (Cost $225,700)		225,700

Total Investments in Securities (Cost $30,852,140) 99.8%		33,066,910
Other Assets and Liabilities, Net 0.2%		55,630

Net Assets 100.0%		$33,122,540

STRONG MODERATE PORTFOLIO
	Shares or Principal Amount	Value (Note 2)
Investment Company Securities 99.5%
Strong Advisor Common Stock Fund Class Z (b)	608,282	$13,777,586
Strong Advisor U.S. Value Fund Class K	371,175	6,770,226
Strong Endeavor Fund Investor Class (b)	1,057,693	10,323,084
Strong Government Securities Fund Investor Class	631,281	6,748,399
Strong Growth and Income Fund Class K	338,063	6,757,882
Strong Overseas Fund Investor Class	288,179	3,432,215
Strong Short-Term Bond Fund Investor Class	765,803	6,693,119
Strong Ultra Short-Term Income Fund Investor Class	1,442,171	13,325,658

Total Investment Company Securities (Cost $60,789,810)		67,828,169

Short-Term Investments (a) 0.4%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 6/30/04), 1.4%, Due 7/01/04 (Repurchase proceeds $200,008); Collateralized by: United States Government & Agency Issues	$200,000	200,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $39,101); Collateralized by: United States Government & Agency Issues	39,100	39,100

Total Short-Term Investments (Cost $239,100)		239,100

Total Investments in Securities (Cost $61,028,910) 99.9%		68,067,269
Other Assets and Liabilities, Net 0.1%		80,093

Net Assets 100.0%		$68,147,362

STRONG AGGRESSIVE PORTFOLIO
	Shares or Principal Amount	Value (Note 2)
Investment Company Securities 99.4%
Strong Advisor Common Stock Fund Class Z (b)	396,159	$8,972,994
Strong Advisor U.S. Value Fund Class K	193,430	3,528,169
Strong Endeavor Fund Investor Class (b)	734,823	7,171,876
Strong Government Securities Fund Investor Class	164,500	1,758,502
Strong Growth and Income Fund Class K	264,271	5,282,778
Strong Overseas Fund Investor Class	300,294	3,576,501
Strong Short-Term Bond Fund Investor Class	199,573	1,744,269
Strong Ultra Short-Term Income Fund Investor Class	375,855	3,472,904

Total Investment Company Securities (Cost $30,832,549)		35,507,993

Short-Term Investments (a) 0.5%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $187,904); Collateralized by: United States Government & Agency Issues	$187,900	187,900

Total Short-Term Investments (Cost $187,900)		187,900

Total Investments in Securities (Cost $31,020,449) 99.9%		35,695,893
Other Assets and Liabilities, Net 0.1%		20,979

Net Assets 100.0%		$35,716,872

LEGEND

(a)	Short-term investments include any security which has a maturity of less than one year and investments in money market funds.
(b)	Non-income producing fund.
(c)	See Note 2(D) of Notes to Financial Statements.

Percentages are	stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	Strong Conservative Portfolio	Strong Moderate Portfolio	Strong Aggressive Portfolio
Assets:
Investments in Securities, at Value
(Cost of $30,852,140, $61,028,910, and $31,020,449, respectively)	$33,066,910	$68,067,269	$35,695,893
Dividends and Interest Receivable	49,459	67,531	17,304
Other Assets	12,066	18,554	11,488

Total Assets	33,128,435	68,153,354	35,724,685
Accrued Operating Expenses and Other Liabilities	5,895	5,992	7,813

Net Assets	$33,122,540	$68,147,362	$35,716,872

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$34,796,498	$76,284,475	$41,673,361
Undistributed Net Investment Income (Loss)	35,458	432,145	114,465
Undistributed Net Realized Gain (Loss)	(3,924,186)	(15,607,617)	(10,746,398)
Net Unrealized Appreciation (Depreciation)	2,214,770	7,038,359	4,675,444

Net Assets	$33,122,540	$68,147,362	$35,716,872

Capital Shares Outstanding (Unlimited Number Authorized)	3,452,464	6,924,319	3,654,577

Net Asset Value Per Share	$9.59	$9.84	$9.77

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2004 (Unaudited)

	Strong Conservative Portfolio	Strong Moderate Portfolio	Strong Aggressive Portfolio
Income:
Net Investment Income Received from Underlying Funds	$321,913	$477,674	$137,486
Interest	949	2,115	983

Total Income	322,862	479,789	138,469

Expenses:
Administrative Fees	45,977	95,901	47,941
Custodian Fees	565	415	468
Shareholder Servicing Costs	493	1,465	205
Reports to Shareholders	23,855	27,837	19,419
Professional Fees	8,041	10,517	9,324
Federal and State Registration Fees	9,939	11,946	9,671
Other	3,378	4,837	2,146

Total Expenses before Waivers and Absorptions	92,248	152,918	89,174
Waivers and Absorptions	(70,919)	(105,275)	(65,170)

Expenses, Net	21,329	47,643	24,004

Net Investment Income (Loss)	301,533	432,146	114,465

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Sales of Underlying Funds	632,270	473,950	1,247,192
Net Change in Unrealized Appreciation/Depreciation on Investments	(435,811)	333,996	(582,305)

Net Gain (Loss) on Investments	196,459	807,946	664,887

Net Increase (Decrease) in Net Assets Resulting from Operations	$497,992	$1,240,092	$779,352

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Strong Conservative Portfolio		Strong Moderate Portfolio
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$301,533	$706,036	$432,146	$898,806
Net Realized Gain (Loss)	632,270	(504,376)	473,950	(1,050,099)
Net Change in Unrealized Appreciation/Depreciation	(435,811)	4,165,114	333,996	12,177,524

Net Increase (Decrease) in Net Assets Resulting from Operations	497,992	4,366,774	1,240,092	12,026,231
Distributions From Net Investment Income	(287,448)	(890,222)	(157,377)	(1,125,121)
Capital Share Transactions:
Proceeds from Shares Sold	5,406,901	19,243,204	10,916,459	16,108,455
Proceeds from Reinvestment of Distributions	285,681	885,002	157,232	1,123,504
Payment for Shares Redeemed	(6,695,878)	(17,628,463)	(16,638,502)	(12,549,794)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,003,296)	2,499,743	(5,564,811)	4,682,165

Total Increase (Decrease) in Net Assets	(792,752)	5,976,295	(4,482,096)	15,583,275
Net Assets:
Beginning of Period	33,915,292	27,938,997	72,629,458	57,046,183

End of Period	$33,122,540	$33,915,292	$68,147,362	$72,629,458

Undistributed Net Investment Income (Loss)	$35,458	$21,373	$432,145	$157,376
Transactions in Shares of the Portfolio:
Sold	561,781	2,184,899	1,111,085	1,833,841
Issued in Reinvestment of Distributions	29,929	96,846	16,361	115,945
Redeemed	(694,357)	(1,978,695)	(1,698,154)	(1,420,589)

Net Increase (Decrease) in Shares of the Portfolio	(102,647)	303,050	(570,708)	529,197

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Strong Aggressive Portfolio
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$114,465	$256,028
Net Realized Gain (Loss)	1,247,192	(1,111,542)
Net Change in Unrealized Appreciation/Depreciation	(582,305)	8,230,527

Net Increase (Decrease) in Net Assets Resulting from Operations	779,352	7,375,013
Distributions from Net Investment Income	(168,533)	(317,933)
Capital Share Transactions:
Proceeds from Shares Sold	7,295,959	11,968,773
Proceeds from Reinvestment of Distributions	167,568	316,385
Payment for Shares Redeemed	(7,751,284)	(10,945,511)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(287,757)	1,339,647

Total Increase (Decrease) in Net Assets	323,062	8,396,727
Net Assets:
Beginning of Period	35,393,810	26,997,083

End of Period	$35,716,872	$35,393,810

Undistributed Net Investment Income (Loss)	$114,465	$168,533

Transactions in Shares of the Portfolio:
Sold	752,000	1,435,595
Issued in Reinvestment of Distributions	17,770	32,923
Redeemed	(796,645)	(1,298,799)

Net Increase (Decrease) in Shares of the Portfolio	(26,875)	169,719

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG CONSERVATIVE PORTFOLIO

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.54	$8.59	$9.69	$10.78	$11.46	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.09	0.19	0.24	0.31	0.41	0.28
Net Realized and Unrealized Gains (Losses) on Investments	0.04	1.00	(1.06)	(0.87)	(0.32)	1.72

Total from Investment Operations	0.13	1.19	(0.82)	(0.56)	0.09	2.00
Less Distributions:
From Net Investment Income	(0.08)	(0.24)	(0.28)	(0.32)	(0.57)	(0.19)
From Net Realized Gains	—	—	—	(0.21)	(0.20)	(0.35)

Total Distributions	(0.08)	(0.24)	(0.28)	(0.53)	(0.77)	(0.54)

Net Asset Value, End of Period	$9.59	$9.54	$8.59	$9.69	$10.78	$11.46

Ratios and Supplemental Data
Total Return	+1.40%	+13.99%	–8.53%	–5.13%	+0.66%	+20.27%
Net Assets, End of Period (In Thousands)	$33,123	$33,915	$27,939	$26,835	$17,892	$13,347
Ratio of Expenses to Average Net Assets before Waivers and Absorptions(c)	0.6%*	0.5%	0.4%	0.4%	0.5%	1.5%
Ratio of Expenses to Average Net Assets(c)	0.1%*	0.2%	0.3%	0.2%	0.3%	0.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.8%*	2.0%	2.7%	3.1%	3.7%	3.7%
Portfolio Turnover Rate	52.7%	46.5%	63.9%	35.2%	33.4%	53.7%

STRONG MODERATE PORTFOLIO

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.69	$8.19	$9.64	$11.25	$12.08	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.06	0.12	0.16	0.17	0.26	0.17
Net Realized and Unrealized Gains (Losses) on Investments	0.11	1.53	(1.44)	(1.31)	(0.47)	2.49

Total from Investment Operations	0.17	1.65	(1.28)	(1.14)	(0.21)	2.66
Less Distributions:
From Net Investment Income	(0.02)	(0.15)	(0.17)	(0.18)	(0.53)	(0.16)
From Net Realized Gains	—	—	—	(0.29)	(0.09)	(0.42)

Total Distributions	(0.02)	(0.15)	(0.17)	(0.47)	(0.62)	(0.58)

Net Asset Value, End of Period	$9.84	$9.69	$8.19	$9.64	$11.25	$12.08

Ratios and Supplemental Data
Total Return	+1.79%	+20.18%	–13.27%	–10.20%	–1.75%	+26.65%
Net Assets, End of Period (In Thousands)	$68,147	$72,629	$57,046	$61,845	$51,915	$26,606
Ratio of Expenses to Average Net Assets before Waivers and Absorptions(c)	0.5%*	0.4%	0.4%	0.4%	0.4%	0.6%
Ratio of Expenses to Average Net Assets(c)	0.1%*	0.2%	0.3%	0.2%	0.3%	0.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.3%*	1.4%	1.8%	1.9%	2.4%	2.3%
Portfolio Turnover Rate	46.5%	20.1%	63.4%	22.9%	18.0%	35.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	Expense ratios do not include the expenses of the underlying funds.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG AGGRESSIVE PORTFOLIO

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999

Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.61	$7.69	$9.50	$11.85	$13.08	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.03	0.07	0.08	0.07	0.12	0.09
Net Realized and Unrealized Gains (Losses) on Investments	0.18	1.94	(1.84)	(1.89)	(0.81)	3.69

Total from Investment Operations	0.21	2.01	(1.76)	(1.82)	(0.69)	3.78
Less Distributions:
From Net Investment Income	(0.05)	(0.09)	(0.05)	(0.07)	(0.52)	(0.07)
From Net Realized Gains	—	—	—	(0.46)	(0.02)	(0.63)

Total Distributions	(0.05)	(0.09)	(0.05)	(0.53)	(0.54)	(0.70)

Net Asset Value, End of Period	$9.77	$9.61	$7.69	$9.50	$11.85	$13.08

Ratios and Supplemental Data
Total Return	+2.18%	+26.10%	–18.54%	–15.38%	–5.26%	+37.77%
Net Assets, End of Period (In Thousands)	$35,717	$35,394	$26,997	$26,433	$25,321	$9,038
Ratio of Expenses to Average Net Assets before Waivers and Absorptions(c)	0.5%*	0.5%	0.6%	0.6%	0.6%	1.6%
Ratio of Expenses to Average Net Assets(c)	0.1%*	0.2%	0.3%	0.3%	0.3%	0.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.7%*	0.8%	1.1%	0.7%	1.1%	1.1%
Portfolio Turnover Rate	47.6%	29.9%	77.7%	15.7%	14.0%	18.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Portfolio outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	Expense ratios do not include the expenses of the underlying funds.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent Strong Life Stage Series, Inc., an open-end series management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Strong Life Stage Series, Inc. includes the following diversified investment portfolios (the “Portfolios”), each with its own investment objectives and policies: Strong Conservative Portfolio, Strong Moderate Portfolio, and Strong Aggressive Portfolio.

On June 30, 2004, each Portfolio invested substantially all its assets in a combination of the following underlying funds (the “Funds”): Strong Advisor Common Stock Fund — Class Z, Strong Advisor U.S. Value Fund — Class K, Strong Endeavor Fund — Investor Class, Strong Government Securities Fund — Investor Class, Strong Growth and Income Fund — Class K, Strong Overseas Fund — Investor Class, Strong Short-Term Bond Fund — Investor Class, and Strong Ultra Short-Term Income Fund — Investor Class. On November 14, 2003, the Board of Directors approved the removal of Strong Blue Chip Fund —Investor Class and the addition of Strong Endeavor Fund — Investor Class and Strong Ultra Short-Term Income Fund —Investor Class to each of the Life Stage Series portfolios, which was effective February 2, 2004.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

(A)	Security Valuation — Each Portfolio’s investments in the underlying funds are valued each business day at the closing net asset value per share of each fund which is determined at the close of the New York Stock Exchange on the day of valuation. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Portfolios. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Portfolios may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Strong Conservative Portfolio generally pays dividends from net investment income quarterly. Strong Moderate and Aggressive Portfolios generally pay dividends from net investment income annually. All Portfolios distribute substantially all net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Repurchase Agreements — The Portfolios may enter into repurchase agreements with institutions that Strong Capital Management, Inc. (“SCM”) has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Portfolios require that the collateral, represented by cash and/or securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account under the control of the Portfolios’ custodial bank in a manner sufficient to enable the Portfolios to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Portfolios’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Portfolios under each repurchase agreement.

(E)	Expenses — The Portfolios and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Portfolio. Expenses that are not readily identifiable to a specific Portfolio will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(F)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(G)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

(H)	Other — Income and capital gain distributions from the underlying funds and distributions to Portfolio shareholders are recorded on the ex-dividend date. Distributions received from the underlying funds retain their tax characterization determined at the underlying fund level.

3.	Related Party Transactions

Strong Investor Services, Inc. (the “Administrator”), an affiliate of SCM, provides administrative, transfer agent, and related services to the Portfolios. Certain officers and, until December 2, 2003, certain directors of the Portfolios are or were affiliated with SCM and the Administrator. The Portfolios do not pay management fees; however, SCM receives management fees for managing the underlying funds. Administration fees, which are established by the terms of the administration agreement, are based on an annualized rate of 0.28% of the average daily net assets of the Portfolios. SCM and/or the Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer agent and related service fees are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. These fees are reimbursed by the underlying funds and are not reflected in the Portfolios’ Statements of Operations or the Financial Highlights.

The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Portfolios indirectly bear the proportionate share of fees and expenses incurred by the underlying funds in which each Portfolio is invested. The weighted average net expense ratios of the underlying funds as of their most recent semiannual period end (June 30, 2004 for the underlying equity funds and April 30, 2004 for the underlying fixed income funds) are as follows: 1.1% for the Conservative Portfolio, 1.2% for the Moderate Portfolio, and 1.3% for the Aggressive Portfolio. SCM and/or the Administrator have contractually agreed to waive fees and/or absorb expenses for Strong Conservative Portfolio, Strong Moderate Portfolio, and Strong Aggressive Portfolio until May 1, 2005 to keep Net Annual Operating Expenses at no more than 1.25%, 1.35%, and 1.45%, respectively. These contractual caps take into consideration both the expenses of the Portfolios as well as the expenses of the underlying funds.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2004, is as follows:

	Payable to/ (Receivable from) Administrator or Advisor at June 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Unaffiliated Directors’ & Independent Officers’ Fees
Strong Conservative Portfolio	$(377)	$493	$1,192
Strong Moderate Portfolio	(584)	1,465	1,918
Strong Aggressive Portfolio	(129)	205	1,123

4.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Portfolio, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Portfolio’s total assets or any explicit borrowing limits in the Portfolios’ registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset value. For the six months ended June 30, 2004, there were no borrowings by Strong Aggressive Portfolio under the LOC. Strong Conservative Portfolio and Strong Moderate Portfolio had minimal borrowings under the LOC during the period. At June 30, 2004, there were no borrowings by the Portfolios under the LOC.

5.	Investment Transactions

The aggregate purchases and sales of shares in the underlying funds during the six months ended June 30, 2004, are as follows:

	Purchases	Sales
Strong Conservative Portfolio	$17,485,844	$18,558,547
Strong Moderate Portfolio	32,299,537	37,078,032
Strong Aggressive Portfolio	16,486,015	16,605,460

There were no purchases or sales of long-term U.S. government securities for the six months ended June 30, 2004.

6.	Income Tax Information

The following information for the Portfolios is presented on an income tax basis as of June 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Conservative Portfolio	$31,174,107	$2,063,238	$(170,435)	$1,892,803
Strong Moderate Portfolio	62,063,671	6,188,421	(184,823)	6,003,598
Strong Aggressive Portfolio	32,432,765	3,302,806	(39,678)	3,263,128

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in various amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	Net Capital Loss Carryovers	Post-October Losses
Strong Conservative Portfolio	$3,617,645	$34,643
Strong Moderate Portfolio	12,939,287	786,250
Strong Aggressive Portfolio	8,561,431	131,112

7.	Legal and Regulatory Matters

On or about May 20, 2004, SCM, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require SCM to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and SCM have agreed that SCM may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004 and June 15, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of all but one of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). A single Wisconsin state court Action involving Strong was not removed to the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

8.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including SCM. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The mergers, which are anticipated to close in the first quarter of 2005, are subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee,Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

To learn more about our funds, discuss an existing

account, or conduct a transaction, call 1-800-368-3863

or visit www.Strong.com.

Please carefully consider a fund’s investment objectives,

risks, charges, and expenses before investing. For this

and other information, call us or visit our web site for

a free prospectus. Please read it carefully before you

invest or send money.

To receive a free copy of the policies and procedures

the funds use to determine how to vote proxies relating

to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period

ending on June 30, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s web site

at www.sec.gov.

If you are a Financial Professional, call 1-800-368-1683.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT45359 08-04

SLIF/WH2860 06-04

Item 2.	Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.	Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.	Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.

Item 5.	Audit Committee of Listed Registrants

Not applicable for filing of Semiannual Reports to Shareholders.

Item 6.	Schedule of Investments

Not applicable; full Schedule of Investments included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11.	Exhibits

The following exhibits are attached to this Form N-CSR:

11(a)(1)	Code of Ethics—Not applicable for filing of Semiannual Reports to Shareholders.

11(a)(2)(i)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)(ii)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Life Stage Series, Inc., on behalf of Strong Aggressive Portfolio, Strong Conservative Portfolio and Strong Moderate Portfolio

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: September 3, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: September 3, 2004